NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated March 25, 2011
to the Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.  The information in this Supplement replaces and supersedes information found in a Supplement dated December 14, 2010 to the Prospectus dated May 1, 2010.

NVIT Multi-Manager Mid Cap Growth Fund

On January 24, 2011, Wells Capital Management, Inc. (“WellsCap”) was added to subadvise a portion of the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), alongside Neuberger Berman Management LLC and American Century Investment Management, Inc.  Effective as of the date hereof, Thomas J. Pence, CFA and Michael T. Smith, CFA act as co-Portfolio Managers for the portion of the Fund that is subadvised by WellsCap.  Accordingly, the Prospectus is revised as follows:

1.            On page 18 in the “Fund Summary” section, the information under “Principal Investment Strategies” is deleted and replaced with the following:

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may invest in stocks of mid-cap companies that are located outside the United States. It also may invest in derivatives, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. It may invest in any economic sector and, at times, emphasize one or more particular sectors.  The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in stocks of mid-cap companies in a different manner from each other. For example, as of the date of this Prospectus, one subadviser uses fundamental research and quantitative analysis to seek fast-growing companies with above average sales and competitive returns on equity relative to their peers, another subadviser makes its investment decisions primarily on analysis of individual companies, and not on broad economic forecasts, based on the belief that, over the long term, stock price movements follow growth in earnings and revenues, and the third subadviser seeks to identify companies that have the prospects for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of the company’s shareholders.  NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

2.            On page 18 in the “Fund Summary” section, the following information is added under “Principal Risks”:

Sector risk – if the Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

3.            On page 19 in the “Fund Summary” section, the following information is added under “Portfolio Management – Subadvisers”:

Wells Capital Management, Inc. (“WellsCap”)

4.             On page 19 in the “Fund Summary” section, the following information is added to the table shown under “Portfolio Management – Portfolio Managers”:

Portfolio Managers	Title	Length of Service
WellsCap
Thomas J. Pence, CFA	Portfolio Manager	Since 2005
Michael T. Smith, CFA	Portfolio Manager	Since 2005

5.            On page 44 in the “How the Funds Invest” section, the second paragraph under “Principal Investment Strategies” is deleted and replaced with the following:

The Fund consists of three portions managed by different subadvisers. NFA has selected Neuberger Berman Management Inc., American Century Investment Management, Inc. and Wells Capital Management, Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in mid-cap securities in a different manner from each other. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

6.            On page 44 in the “How the Funds Invest” section, the following information is added under “Principal Investment Strategies”:

WELLS CAPITAL MANAGEMENT, INC. (“WELLSCAP”) – seeks to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (such as dominant market share) and have effective management with a history of making investments that are in the best interests of the company’s shareholders.  WellsCap employs a rigorous “bottom-up” research process to identify solid investments across mid-cap companies in a wide variety of industries.  In addition to analyzing income statement metrics like revenue and earnings growth, the portfolio managers evaluate company balance sheets to glean insights on future growth prospects and to establish price targets for each portfolio holding.  WellsCap closely monitors its portion of the overall fund with a proprietary portfolio construction structure designed to reduce risk while enhancing return.  WellsCap may invest in any sector, and at times may emphasize one or more particular sectors.

7.            SECTOR RISK is added to the list of “Principal Risks” identified on page 44.

8.            In the “Fund Management” section on page 59, the information under “Subadvisers” that is related to WellsCap is deleted and replaced with the following:

WELLS CAPITAL MANAGEMENT, INC. (“WELLSCAP”) is subadviser for portions of the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Mid Cap Growth Fund. WellsCap is located at 525 Market Street, San Francisco, California 94105. WellsCap is an indirect, wholly owned subsidiary of Wells Fargo & Company.

9.            On page 62 in the “Fund Management” section, the following information is added under “Portfolio Management – NVIT Multi-Manager Mid Cap Growth Fund”:

Thomas J. Pence, CFA and Michael T. Smith, CFA act as co-portfolio managers for the WellsCap portion of the Fund.

Mr. Pence joined WellsCap in 2005 as a portfolio manager.  Prior to joining WellsCap, he was a portfolio manager at Strong Capital Management, Inc. since October 2000.  Education:  B.S., Business, Indiana University; M.B.A., Finance, University of Notre Dame.

Mr. Smith joined WellsCap in 2005, has served as a portfolio manager at WellsCap since 2006, and also serves as a research analyst with primary responsibilities covering the health care sector.  Prior to joining WellsCap, Mr. Smith was a research analyst at Strong Capital Management, Inc. since 2000.  Education:  B.S., Economics, DePauw University.

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